Exhibit 10.1

Underwriting Agreement

February 13, 2025

Aegis Capital Corp.

1345 Avenue of the Americas, 27th Floor

New York, N.Y. 10105

Ladies and Gentlemen:

Digital Ally, Inc., a Nevada corporation (the “Company”), agrees, subject to the terms and conditions in this agreement (this “Agreement”), to issue and sell to Aegis Capital Corp. (the “Underwriter”) an aggregate of 100,000,000 of the Company’s units (each, a “Closing Unit”), with each Closing Unit consisting of either: (A) one (1) share of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”); one (1) Series A warrant (“Series A Warrant”) to purchase one (1) share of Common Stock at a per share exercise price of $0.1875 (representing 125.0% of the per Closing Common Unit (as defined below) offering price) and one (1) Series B warrant (“Series B Warrant”) to purchase one (1) share of Common Stock at a per share exercise price of $0.3000 (representing 200.0% of the per Closing Common Unit offering price) (each, a “Closing Common Unit”); or (B) one (1) pre-funded warrant (each, a “Pre-funded Warrant”) to purchase one (1) share of Common Stock at an exercise price of $0.001; one (1) Series A Warrant and one (1) Series B Warrant (each, a “Closing Pre-funded Unit”). The shares of Common Stock referred to in this Section are hereinafter referred to as the “Closing Shares”; the warrants referred to in this paragraph are hereinafter referred to as the “Closing Warrants”; and the Pre-funded Warrants referred to in this Section are hereinafter referred to as the “Closing Pre-funded Warrants.” No Closing Common Units will be certificated, and the Closing Shares and the Closing Warrants comprising the Closing Common Units will be separated immediately upon issuance. No Closing Pre-funded Units will be certificated, and the Closing Pre-funded Warrants and the Closing Warrants comprising the Closing Pre-funded Units will be separated immediately upon issuance. At the option of the Underwriter, the Company agrees, subject to the terms and conditions herein, to issue and sell additional Option Securities (as defined in Section 4.2 hereof). The Closing Units and the Option Securities are herein referred to collectively as the “Securities”. The number of Closing Units and Option Securities to be purchased by the Underwriter is set forth opposite its name in Schedule 4.1.2 hereto. Aegis Capital Corp. has agreed to act as the Underwriter in connection with the offering and sale of the Securities.

1.	Definitions.

1.1. “Affiliate” has the meaning set forth in Rule 405 under the Securities Act.

1.2. “Applicable Time” means 7:00 AM Eastern Time on the date hereof.

1.3. “Bona Fide Electronic Road Show” means a “bona fide electronic road show” (as defined in Rule 433(h)(5) under the Securities Act) that the Company has made available without restriction by “graphic means” (as defined in Rule 405 under the Securities Act) to any person.

1.4. “Business Day” means a Calendar Day other than a Saturday, Sunday or any other Calendar Day which is a federal legal holiday in the United States or any Calendar Day on which the commercial banks in the City of New York are required by law or other governmental action to close, provided that the commercial banks in the City of New York shall not be deemed to be required to be closed due to a “stay at home,” “shelter in place,” “non-essential employee” or similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York generally are open for use by customers on such Calendar Day.

1.5. “Calendar Day” means each and every day of the week (Sunday, Monday, Tuesday, Wednesday, Thursday, Friday and Saturday).

1.6. “Commission” means the United States Securities and Exchange Commission.

1.7. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.8. “Final Prospectus” means the prospectus in the form first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act.

1.9. “Free Writing Prospectus” has the meaning set forth in Rule 405 under the Securities Act.

1.10. “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 in aggregate (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 in aggregate due under leases required to be capitalized in accordance with GAAP.

1.11. “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

1.12. “Issuer Free Writing Prospectus” means an “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Securities Act).

1.13. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

1.14. “Preliminary Prospectus” means any preliminary prospectus included in the Registration Statement prior to the time at which the Commission declared the Registration Statement effective.

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1.15. “Pricing Disclosure Package” means the Preliminary Prospectus collectively with this Agreement (including documents attached hereto or incorporated by reference herein) and the documents and pricing information set forth in Schedule 1.15 hereto.

1.16. “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Units as in the opinion of counsel for the Underwriter a prospectus relating to the Units is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Units by the Underwriter or dealer.

1.17. “Registration Statement” means (a) the registration statement on Form S-1 (File No. 333-284448), including a prospectus, registering the offer and sale of the Closing Units under the Securities Act as amended at the time the Commission declared it effective, including each of the exhibits, financial statements and schedules thereto, (b) any Rule 430A Information, and (c) any Rule 462(b) Registration Statement, including in each case any documents incorporated by reference therein.

1.18. “Release Date” means the date that the Company obtains the Stockholder Approval or a Board Approval in lieu of Stockholder Approval to effect the purposes of the Stockholder Approval.

1.19. “Rule 430A Information” means the information deemed, pursuant to Rule 430A under the Securities Act, to be part of the Registration Statement at the time the Commission declared the Registration Statement effective.

1.20. “Rule 462(b) Registration Statement” means an abbreviated registration statement to register the offer and sale of additional Units pursuant to Rule 462(b) under the Securities Act.

1.21. “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

1.22. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.23. “Standstill Period” has the meaning set forth in Section 5.10.1 hereof.

1.24. “Testing-the-Waters Communication” means any oral or Written Communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act and Rule 163B thereunder.

1.25. “U.S. Company Counsel” means Sullivan & Worcester LLP, with offices at 1251 Avenue of the Americas New York, NY 10020.

1.26. “Written Communication” has the meaning set forth in Rule 405 under the Securities Act.

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1.27. “Written Testing-the-Waters Communications” means any Testing-the-Waters Communication that is a Written Communication.

2.	Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, the Underwriter that the following matters are true and accurate and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any certificate signed by an officer of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters set forth therein.

2.1. Registration Statement. The Company has prepared and filed the Registration Statement with the Commission under the Securities Act. The Commission has declared the Registration Statement effective under the Securities Act and the Company has not as of the date of this Agreement filed a post-effective amendment to the Registration Statement. The Commission has not issued any order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Registration Statement, the Final Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or any Testing-the-Waters Communication, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act have been initiated, are pending before or, to the Company’s knowledge, threatened by the Commission.

2.1.1. The Registration Statement, at the time it became effective, did not contain, and any post-effective amendment thereto, as of the effective date of such amendment, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement (including any post-effective amendment thereto), the Pricing Disclosure Package, the Final Prospectus (including any amendments or supplements thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus or any Testing-the-Waters Communication, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described in Section 9.3 hereof (collectively, the “Underwriter Information”).

2.1.2. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at the date hereof, complied and will comply in all material respects with the Securities Act.

2.2. Pricing Disclosure Package. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date (as defined below) and as of any Additional Closing Date (as defined below), as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

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2.3. Final Prospectus.

2.3.1. Each of the Final Prospectus and any amendments or supplements thereto, as of its date, as of the time it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, as of the Closing Date and as of any Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

2.3.2. Each of the Final Prospectus and any amendments or supplements thereto, at the time it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, as of the Closing Date and as of any Additional Closing Date, as the case may be, will comply in all material respects with the Securities Act.

2.4. Preliminary Prospectuses.

2.4.1. Each Preliminary Prospectus, when considered together with any amendments or supplements thereto, as of the time it was filed with the Commission pursuant to Rule 424(a) under the Securities Act, if any, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

2.4.2. Each Preliminary Prospectus, when considered together with any amendments or supplements thereto, at the time it was filed with the Commission pursuant to Rule 424(a) under the Securities Act, if any, complied in all material respects with the Securities Act.

2.5. Issuer Free Writing Prospectuses.

2.5.1. Each Issuer Free Writing Prospectus, when considered together with the Preliminary Prospectus accompanying, or delivered prior to the delivery of, such Issuer Free Writing Prospectus, did not, as of the date of such Issuer Free Writing Prospectus, and will not, as of the Closing Date and as of any Additional Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

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2.5.2. Each Issuer Free Writing Prospectus, at the time of filing with the Commission, complied or will comply in all material respects with the Securities Act.

2.5.3. The Company has filed, or will file, with the Commission, within the time period specified in Rule 433(d) under the Securities Act, any Free Writing Prospectus it is required to file pursuant to Rule 433(d) under the Securities Act. The Company has made available any Bona Fide Electronic Road Show used by it in compliance with Rule 433(d)(8)(ii) under the Securities Act such that no filing of any “road show” (as defined in Rule 433(h) under the Securities Act) (“Road Show”) is required in connection with the offering of the Units.

2.5.4. Except for the Issuer Free Writing Prospectuses, if any, set forth in Schedule 2.5.4 hereto and electronic road shows, if any, each furnished to the Underwriter before first use, the Company has not used, authorized the use of, referred to or participated in the planning for use of, and will not, without the prior consent of the Underwriter, use, authorize the use of, refer to or participate in the planning for use of, any Free Writing Prospectus.

2.6. Testing-the-Waters Communications. The Company has not (x) alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Underwriter or any underwriter that the Company has previously identified to the Underwriter with entities that are qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 under the Act, and (y) authorized anyone other than the Underwriters, or any underwriter that the Company has previously identified to the Representatives, to engage in Testing-the-Waters Communications.

2.7. No Other Disclosure Materials. Other than the Registration Statement, the Pricing Disclosure Package, the Final Prospectus and the Road Show, the Company (including its agents and representatives, other than the Underwriter or any underwriter that the Company has previously identified to the Underwriter, as to which no representation or warranty is given) has not, directly or indirectly, distributed, prepared, used, authorized, approved or referred to, and will not distribute, prepare, use, authorize, approve or refer to, any offering material in connection with the offering and sale of the Units.

2.8. Ineligible Issuer. At the time of filing of the registration statement on Form S-1 (File No. 333-284448) registering the offer and sale of the Securities submitted to the Commission on January 24, 2025 and any amendment thereto and at the date hereof, the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act).

2.9. Smaller Reporting Company. From the time of initial filing of the Registration Statement with the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act.

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2.10. Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

2.11. Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or by general equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (ii) rights to indemnification and contribution hereunder may be limited by applicable law and public policy considerations.

2.12. No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus (in each case exclusive of any amendment or supplement thereto), since the date of the most recent financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus: (i) there has been no material adverse change, or any development that could result in a material adverse change, in or affecting the condition (financial or otherwise), earnings, business, properties, management, financial position, stockholders’ equity, or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as a whole; (ii) there has been no change in the share capital (other than (A) the issuance of Shares upon the exercise or settlement (including any “net” or “cashless” exercises or settlements) of stock options, restricted stock units or warrants described as outstanding, (B) the grant of options and awards under existing equity incentive plans, or (C) the repurchase of shares of Common Stock by the Company, which were issued pursuant to the early exercise of stock options by option holders and are subject to repurchase by the Company, in each case, as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus), or material change in the short-term debt or long-term debt of the Company or any of its subsidiaries, considered as a whole; and (iii) the Company and its subsidiaries, considered as a whole, have not incurred any material liability or obligation, indirect, direct or contingent (whether or not in the ordinary course of business); nor entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries, considered as a whole; and (iv) there has been no dividend or distribution of any kind declared, set aside for payment, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries of the Company, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

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2.13. Organization and Good Standing of the Company and its Subsidiaries. The Company and each of its subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority (corporate and other) necessary to own, lease or hold their respective properties and to conduct the businesses in which they are engaged as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, except where the failure to be in good standing, to be so qualified or to have such power or authority could not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, properties, management, financial position, stockholders’ equity, or results of operations of the Company and its subsidiaries, considered as a whole, or adversely affect the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”).

2.14. Capitalization. The capitalization of the Company is as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus under the heading “Capitalization”. All of the outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and non-assessable. The Securities have been duly authorized and, when issued and paid for as contemplated herein and in the Securities, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. None of the outstanding shares of Common Stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to acquire, or instruments convertible into or exchangeable or exercisable for, any Shares of, or other equity interest in, the Company or any of its subsidiaries. All of the outstanding shares of, or other equity interest in, each of the Company’s subsidiaries (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable and (iii) are owned by the Company, directly or through the Company’s subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, charge, claim or restriction on voting or transfer (collectively, “Liens”).

2.15. Common Stock Incentive Plans. With respect to the Common Stock options (the “Stock Options”) granted pursuant to the Common Stock-based compensation plans of the Company and its subsidiaries (the “Company Common Stock Incentive Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Stock Option was duly authorized by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholders approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any), to the Company’s knowledge, was duly executed and delivered by each party thereto, (iii) each such grant was made in all material respects in accordance with the terms of the Company Common Stock Incentive Plans, and (iv) each such grant was properly accounted for in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) in the financial statements (including the related notes) of the Company.

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2.16. No Violation or Default. Neither the Company nor any of its subsidiaries is: (i) in violation of its charter, by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, contract, undertaking or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, or any of their respective properties or assets, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

2.17. No Conflicts. None of (i) the execution, delivery and performance of this Agreement by the Company, (ii) the issuance, sale and delivery of the Closing Units or the Option Securities, (iii) the application of the proceeds of the offering as described under “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, or (iv) the consummation of the transactions contemplated herein will: (x) result in any violation of the terms or provisions of the charter, by-laws or similar organizational documents of the Company or any of its subsidiaries; (y) conflict with, result in a breach or violation of, or require the approval of stockholders, members or partners or any approval or consent of any persons under, any of the terms or provisions of, constitute a default under, result in the termination, modification, or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, note agreement, contract, undertaking or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject; or (z) result in the violation of any law, statute, judgment, order, rule, decree or regulation applicable to the Company or any of its subsidiaries of any court, arbitrator, governmental or regulatory authority, agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

2.18. No Consents Required. No consent, approval, authorization, order, filing, registration, license or qualification of or with any court, arbitrator, or governmental or regulatory authority, agency, or body is required for (i) the execution, delivery and performance by the Company of this Agreement; (ii) the issuance, sale and delivery of the Securities ; or (iii) the consummation of the transactions contemplated herein, except for such consents, approvals, authorizations, orders, filings, registrations or qualifications as (x) have already been obtained or made and are still in full force and effect, (y) may be required by FINRA and the Nasdaq Capital Market, and (z) may be required under applicable state securities laws in connection with the purchase, distribution and resale of the Securities by the Underwriter.

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2.19. Independent Accountants. RBSM LLP, with offices at 805 Third Avenue Suite 1430 New York, NY 10022, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the rules and regulations of the Commission and the Public Company Accounting Oversight Board and as required by the Securities Act.

2.20. Financial Statements and Other Financial Data. The financial statements (including the related notes thereto), together with the supporting schedules, included in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements, notes and schedules have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as may be expressly stated in the notes thereto and except, in the case of unaudited interim financial statements, subject to normal year end audit adjustments and the exclusion of certain footnotes as permitted by the applicable rules of the Commission. The financial data set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus under the captions “Capitalization” present fairly the information set forth therein on a basis consistent with that of the audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus.

2.21. Statistical and Market-Related Data. The statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be accurate and reliable in all material respects.

2.22. Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in the Registration Statement, the Pricing Disclosure Package or the Final Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.23. Legal Proceedings. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, (i) there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (collectively, “Actions”) pending to which the Company or any of its subsidiaries is or may be a party or to which any property, right or asset of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could have a Material Adverse Effect; and (ii) to the knowledge of the Company, no such Actions are threatened or contemplated by any governmental or regulatory authority or by others.

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2.24. Labor Disputes. No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or contemplated that could, individually or in the aggregate, have a Material Adverse Effect.

2.25. Intellectual Property Rights. (i) The Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, and other source indicators and registrations and applications for registration thereof, domain name registrations, copyrights and registrations and applications for registration thereof, technology and know-how, trade secrets, and all other intellectual property and related proprietary rights (collectively, “Intellectual Property Rights”) necessary to conduct their respective businesses; (ii) other than as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement, misappropriation or other conflict with (and neither the Company nor any of its subsidiaries is otherwise aware of any infringement, misappropriation or other conflict with) the Intellectual Property Rights of any other person, except for such infringement, misappropriation or other conflict as could not have a Material Adverse Effect; and (iii) to the knowledge of the Company, the Intellectual Property Rights of the Company and its subsidiaries are not being infringed, misappropriated or otherwise violated by any person.

2.26. Licenses and Permits. (i) The Company and its subsidiaries possess such valid and current certificates, authorizations, approvals, licenses and permits (collectively, “Authorizations”) issued by, and have made all declarations, amendments, supplements and filings with, the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate their respective properties and to conduct their respective businesses as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus; (ii) all such Authorizations are valid and in full force and effect and the Company and its subsidiaries are in compliance with the terms and conditions of all such Authorizations; and (iii) neither the Company nor any of its subsidiaries has received notice of any revocation, termination or modification of, or non-compliance with, any such Authorization or has any reason to believe that any such Authorization will not be renewed in the ordinary course, except where, in the case of clauses (i), (ii) and (iii), the failure to possess, make or obtain such Authorizations (by possession, declaration or filing) could not, individually or in the aggregate, have a Material Adverse Effect.

2.27. Title to Property. The Company and its subsidiaries have good and marketable title to, or have valid and enforceable rights to lease or otherwise use, all items of real property and personal property (other than with respect to Intellectual Property Rights, which is addressed exclusively in Section 2.25) that are material to the respective businesses of the Company and its subsidiaries, in each case, free and clear of all liens, encumbrances, claims, and defects and imperfections of title, except such liens, encumbrances, claims, defects and imperfections as (i) are disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, or (ii) do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. The Company and its subsidiaries have good and marketable title to, or have valid and enforceable rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case, free and clear of all liens, encumbrances, claims and defects and imperfections of title, except such liens, encumbrances, claims, defects and imperfections as (i) are disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, or (ii) do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. All items of real and personal property held under lease by the Company and its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.

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2.28. Taxes. The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof or have timely requested extensions thereof and have paid all taxes required to be paid thereon (except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company). The charges, accruals and reserves in respect of any income and other tax liability in the financial statements of the Company referred to in Section 2.20 are adequate, in accordance with GAAP principles, to meet any assessments for any taxes of the Company accruing through the end of the last period specified in such financial statements.

2.29. Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Closing Units hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year after the Closing Date. The Registration Statement sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

2.30. Investment Company Act. Neither the Company nor any of its subsidiaries is or, after giving effect to the offer and sale of the Securities and the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, will be required to register as an “investment company” (as defined in the Investment Company Act).

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2.31. Insurance. The Company and its subsidiaries are insured by recognized, financially sound institutions in such amounts, with such amounts, with such deductibles and covering such losses and risks as the Company reasonably believes to be adequate for the conduct of their respective businesses and the value of their respective properties and as is prudent and customary for companies engaged in similar businesses in similar industries. All insurance policies and fidelity or surety bonds insuring the Company and its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required to be made in order to continue such insurance; and neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for. There are no claims by the Company or any of its subsidiaries under any such policy as to which any insurer is denying liability or defending under a reservation of rights clause; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not have a Material Adverse Effect.

2.32. No Stabilization or Manipulation. None of the Company, nor its Affiliates, or, to the knowledge of the Company, any person acting on its or any of their behalf (other than the Underwriter, as to which no representation or warranty is given) has taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any securities of the Company. The Company acknowledges that the Underwriter may engage in passive market making transactions in the Common Stock on the Nasdaq Capital Market (the “Exchange”) in accordance with Regulation M under the Exchange Act (“Regulation M”).

2.33. Compliance with the Sarbanes-Oxley Act. The Company and, to the knowledge of the Company, its officers and directors, in their capacities as such, are and have been in compliance with all applicable provisions of the Sarbanes-Oxley Act.

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2.34. Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Other than as disclosed in the Registration Statement, the Company maintains a system of internal control over financial reporting and the Company is not aware of any other material weaknesses in its internal control over financial reporting (whether or not remediated). Other than as disclosed in the Registration Statement, since the date of the most recent balance sheet included in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, (x) the Company’s auditors and the board of directors of the Company have not been advised of (A) any new significant deficiencies or material weaknesses in the design or operation of the internal control over financial reporting of the Company and its subsidiaries which could adversely affect the Company’s ability to record, process, summarize, and report financial data; or (B) any fraud, whether or not material, that involves management or other employees who have a role in the internal control over financial reporting of the Company or its subsidiaries; and (y) there have been no significant changes in the internal control over financial reporting of the Company or its subsidiaries or in other factors that could significantly affect, such internal control over financial reporting, including any corrective actions with regard to significant deficiencies or material weaknesses, since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus.

2.35. Disclosure Controls and Procedures. The Company and its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are designed to comply with the requirements of the Exchange Act; such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company and its subsidiaries in the reports they file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure; and such disclosure controls and procedures are effective to perform the functions for which they were established.

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2.36. Compliance with Environmental Laws. The Company and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all Environmental Laws (as defined below) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses; and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and, except as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, (x) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under Environmental Laws, other than such proceedings regarding which would not, individually or in the aggregate, have a Material Adverse Effect; (y) to the knowledge of the Company, none of the Company or any of its subsidiaries is aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries; and (z) none of the Company or any of its subsidiaries anticipates material capital expenditures relating to Environmental Laws. As used herein, the term “Environmental Laws” means any laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including, without limitation, any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants.

2.37. ERISA. Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a “Plan”) complies in form with the requirements of all applicable statutes, rules and regulations including ERISA and the Code, and has been maintained and administered in substantial compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA or Section 302 of ERISA or Section 412 and 430 of the Code (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no failure to satisfy the minimum funding standard (within the meaning of Section 302 of ERISA or Section 412 and 430 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (D) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and (iv) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions to which a statutory or administrative prohibited transaction exemption applies.

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2.38. Related Party Transactions. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, other Affiliates, customers or suppliers of the Company or any of its subsidiaries, on the other hand, that would be required by the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus.

2.39. No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries, nor any director, officer of the Company, nor, to the knowledge of the Company, any agent, employee, Affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government or regulatory official or employee; (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (iv) violated or is in violation of any provision of (y) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or (z) any non-U.S. anti-bribery or anti-corruption statute or regulation. The Company and its subsidiaries have instituted and maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

2.40. Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.41. Compliance with OFAC. Neither the Company nor any of its subsidiaries nor any director, officer of the Company, nor, to the knowledge of the Company, any agent, employee or Affiliate of the Company or any of its subsidiaries is an individual or entity (an “OFAC Person”), or is owned or controlled by an OFAC Person, that is currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other OFAC Person (i) to fund or facilitate any activities of or business with any OFAC Person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any OFAC Person (including any OFAC Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since the Company’s inception, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any OFAC Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

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2.42. No Registration Rights. Except as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, there are no contracts, agreements or understandings between the Company or any of its subsidiaries, on the one hand, and any person, on the other hand, granting such person any rights to require the Company or any of its subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company or any of its subsidiaries to include such securities in any securities to be registered pursuant to any registration statement to be filed by the Company or any of its subsidiaries under the Securities Act.

2.43. Subsidiaries. The subsidiaries of the Company shall be referred to hereinafter each as a “Subsidiary” and collectively as “Subsidiaries.” The description of the corporate structure of the Company and each of the agreements among the Subsidiaries as set forth in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus under the caption “Corporate History and Structure” filed as Exhibit 21.1 to the Registration Statement is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading. The Subsidiaries of the Company listed in Schedule 2.43 hereto are the only “significant subsidiaries” (as defined under Rule 1.02(w) of Regulation S-X under the Securities Act) of the Company (the “Significant Subsidiaries”).

2.44. No Restrictions on Subsidiaries. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s share capital or similar ownership interest, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

2.45. Exchange Listing. The Common Stock is listed on the Exchange, and the Company has taken no action designed to, or likely to have the effect of, delisting the Common Stock from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing, except as described in the Registration Statement, the Disclosure Package and the Prospectus.

2.46. Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) under the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

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2.47. Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

2.48. Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable as a result of the Underwriter and the Company fulfilling their obligations or exercising their rights hereunder (including documents incorporated herein by reference or attached hereto).

2.49. D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors, officers and beneficial holders of 5% or more of the Company’s Common Stock immediately prior to the Offering as supplemented by all information concerning the Company’s directors, officers and principal stockholders as described in the Registration Statement, the Disclosure Package and the Prospectus, provided to the Underwriter is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become inaccurate and incorrect in any material respect.

2.50. No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Closing Units to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

2.51. Litigation; Governmental Proceedings. There is no material action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company, any of its Subsidiaries or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Disclosure Package and the Prospectus which is required to be disclosed.

2.52. FINRA Matters.

2.52.1. No Broker’s Fees. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

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2.52.2. Payments Within Six (6) Months. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, and other than in connection with the Company’s private placement of senior secured promissory notes and Common Stock pursuant to that certain Securities Purchase Agreement between the Company and certain institutional investors, dated as of November 6, 2024, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the six (6) months prior to the initial filing of the Registration Statement, other than the payment to the Underwriter as provided hereunder in connection with the Offering.

2.52.3. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.52.4. FINRA Affiliation. There is no (i) officer or director of the Company, (ii) to the Company’s knowledge, any beneficial owner of 10% or more of any class of the Company’s securities or (iii) to the Company’s knowledge, any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-Calendar Day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

2.52.5. Information. All information provided by the Company in its FINRA questionnaire to Representative Counsel specifically for use by Representative Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

3.	Representations and Warranties of the Underwriter. The Underwriter represents and warrants to, and agrees with, the Company:

3.1. No Testing-the-Waters Communications. The Underwriter has not (i) alone engaged in any Testing-the-Waters Communication and (ii) authorized anyone to engage in Testing-the-Waters Communications. The Underwriter has not distributed, or authorized anyone else to distribute, any Written Testing-the-Waters Communications.

4.	Purchase and Resale.

4.1. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants herein and subject to the conditions herein and any adjustments made in accordance with Section 4.3 hereof,

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4.1.1. The Company agrees to issue and sell the Closing Units to the Underwriter.

4.1.2. The Underwriter agrees to purchase from the Company the number of Closing Units set forth opposite the Underwriter’s name in Schedule 4.1.2 hereto, subject to such adjustments as the Underwriter in its sole discretion shall make to eliminate any sales or purchases of fractional Shares.

4.1.3. The Closing Units are to be offered initially to the public at the offering price set forth on the cover page of the Final Prospectus (the “Public Offering Price”). The purchase price per Closing Unit to be paid by the Underwriter to the Company shall be $0.138 per Unit (the “Purchase Price”), which represents the Public Offering Price less an underwriting discount of 7.0% and a non-accountable expense allowance of 1.0%.

4.1.4. Payment for the Closing Units (the “Closing Units Payment”) shall be made by wire transfer in immediately available funds to the accounts specified by the Company to the Underwriter at the offices of Kaufman & Canoles, P.C. at 10:00 a.m., ET, on February 14, 2025 or at such other place on the same or such other date and time, not later than the fifth (5th) Business Day thereafter, as the Underwriter and the Company may agree upon in writing (the “Closing Date”). The Closing Units Payment shall be made against delivery of the Closing Units to be purchased on the Closing Date to the Underwriter with any transfer taxes, stamp duties and other similar taxes payable in connection with the sale of the Closing Units duly paid by the Company.

4.2. Over-Allotment Option.

4.2.1. On the basis of the representations, warranties and covenants herein and subject to the conditions herein, the Underwriter is hereby granted an option (the “Over-Allotment Option”) to purchase, in the aggregate, up to 15,000,000 additional shares of Common Stock, representing 15.0% of the Closing Units and/or Pre-funded Warrants sold in the offering from the Company (the “Option Shares”) and/or up to 15,000,000 Series A Warrants to purchase an aggregate of an additional 15,000,000 shares of Common Stock, representing 15.0% of the Closing Units sold in the offering from the Company and 15,000,000 Series B Warrants to purchase an aggregate of an additional 15,000,000 shares of Common Stock, representing 15.0% of the Closing Units sold in the offering from the Company (the “Option Warrants”). The purchase price to be paid per Option Share shall be equal to the price per Closing Unit set forth in Section 4.1 hereof (less $0.00001 attributable to each whole Option Warrant included in the Closing Unit) and the purchase price to be paid per Option Warrant shall be equal to $0.00001 per Option Warrant. The Over-allotment Option is, at the Underwriters’ sole discretion, for Option Shares and Option Warrants together, solely Option Shares, solely Option Warrants, or any combination thereof (each, an “Option Security” and collectively, the “Option Securities”). The Closing Units and the Option Securities are collectively referred to as the “Securities”. The Securities and the shares of Common Stock issuable upon exercise of the Pre-funded Warrants and the Warrants (the “Underlying Shares”), are collectively referred to as the “Public Securities.” The Public Securities shall be issued directly by the Company and shall have the rights and privileges described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Closing Warrants and the Option Warrants, if any, shall be issued pursuant to, and shall have the rights and privileges set forth in, the form of Warrant, and the Closing Pre-funded Warrants shall be issued pursuant to, and shall have the rights and privileges set forth in, the form of Pre-funded Warrant. The offering and sale of the Public Securities is herein referred to as the “Offering”.

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4.2.2. Upon an exercise of the Over-Allotment Option and subject to the terms and conditions herein, the Company agrees to issue and sell the Option Securities to the Underwriter.

4.2.3. The Underwriter may exercise the Over-Allotment Option at any time in whole, or from time to time in part, on or before the forty-fifth (45th) Calendar Day following the date of the Final Prospectus, by written notice from the Underwriter to the Company (the “Over-Allotment Exercise Notice”). The Underwriter must give the Over-Allotment Exercise Notice to the Company at least one (1) Business Day prior to the Closing Date or the applicable Additional Closing Date, as the case may be. The Underwriter may cancel any exercise of the Over-Allotment Option at any time prior to the Closing Date or the applicable Additional Closing Date, as the case may be, by giving written notice of such cancellation to the Company.

4.2.4. The Over-Allotment Exercise Notice shall set forth each of the following:

4.2.4.1 the aggregate number of Option Securities as to which the Over-Allotment Option is being exercised.

4.2.4.2 the Over-Allotment Option Purchase Price.

4.2.4.3 the names and denominations in which the Option Securities are to be registered.

4.2.4.4 the applicable Additional Closing Date, which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than the tenth (10th) full Business Day after the date of the Over-Allotment Exercise Notice.

4.2.5. Payment for the Option Securities (the “Option Securities Payment”) shall be made by wire transfer in immediately available funds to the accounts specified by the Company to the Underwriter at the offices of Kaufman & Canoles, P.C. at 10:00 a.m. ET on the date specified in the corresponding Over-Allotment Exercise Notice, or at such other place on the same or such other date and time, not later than the fifth (5th) Business Day thereafter, as the Underwriter and the Company may agree upon in writing (an “Additional Closing Date”). The Option Securities Payment shall be made against delivery to the Underwriter for the respective accounts of the Underwriter of the Option Securities to be purchased on any Additional Closing Date, with any transfer taxes, stamp duties and other similar taxes payable in connection with the sale of the Option Securities duly paid by the Company. Delivery of the Option Securities shall be made through the facilities of DTC unless the Underwriter shall otherwise instruct.

4.3. Public Offering. The Company understands that the Underwriter intends to make a public offering of the Units as soon after the effectiveness of this Agreement as in the judgment of the Underwriter is advisable, and initially to offer the Units on the terms set forth in the Final Prospectus. The Company acknowledges and agrees that the Underwriter may offer and sell Units to or through any Affiliate of the Underwriter.

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5.	Covenants of the Company. The Company hereby covenants and agrees with the Underwriter as follows:

5.1. Filings with the Commission. The Company will:

5.1.1. prepare and file the Final Prospectus (in a form approved by the Underwriter and containing the Rule 430A Information) with the Commission in accordance with and within the time periods specified by Rules 424(b) and 430A under the Securities Act.

5.1.2. file any Issuer Free Writing Prospectus with the Commission to the extent required by Rule 433 under the Securities Act.

5.1.3. file with the Commission such reports as may be required by Rule 463 under the Securities Act.

5.2. Notice to the Underwriter. The Company will advise the Underwriter promptly, and confirm such advice in writing:

5.2.1. when the Registration Statement has become effective.

5.2.2. when the Final Prospectus has been filed with the Commission.

5.2.3. when any amendment to the Registration Statement has been filed or becomes effective.

5.2.4. when any Rule 462(b) Registration Statement has been filed with the Commission.

5.2.5. when any supplement to the Final Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or any amendment to the Final Prospectus has been filed or distributed.

5.2.6. of (x) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Final Prospectus, (y) the receipt of any comments from the Commission relating to the Registration Statement or (z) any other request by the Commission for any additional information, including, but not limited to, any request for information concerning any Testing-the-Waters Communication.

5.2.7. of (x) the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Registration Statement, the Pricing Disclosure Package, the Final Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or (y) the initiation or, to the knowledge of the Company, threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act.

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5.2.8. of the occurrence of any event or development within the Prospectus Delivery Period as a result of which, the Final Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Final Prospectus, the Pricing Disclosure Package, any such Issuer Free Writing Prospectus or any such Written Testing-the-Waters Communication is delivered to a purchaser, not misleading.

5.2.9. of the issuance by any governmental or regulatory authority or any order preventing or suspending the use of any of the Registration Statement, the Pricing Disclosure Package, the Final Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or any Testing-the-Waters Communication or the initiation or threatening for that purpose.

5.2.10. of the receipt by the Company of any notice with respect to any suspension of the qualification of the Units for offer and sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose.

5.3. Ongoing Compliance.

5.3.1. If during the Prospectus Delivery Period:

5.3.1.1 any event or development shall occur or condition shall exist as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, not misleading, the Company will, as soon as reasonably possible, notify the Underwriter thereof and forthwith prepare and, subject to Section 5.4 hereof, file with the Commission and furnish, at its own expense, to the Underwriter and to such dealers as the Underwriter may designate such amendments or supplements to the Final Prospectus as may be necessary so that the statements in the Final Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, be misleading; or

5.3.1.2 it is necessary to amend or supplement the Final Prospectus to comply with applicable law, the Company will, as soon as reasonably possible, notify the Underwriter thereof and forthwith prepare and, subject to Section 5.4 hereof, file with the Commission and furnish, at its own expense, to the Underwriter and to such dealers as the Underwriter may designate such amendments or supplements to the Final Prospectus as may be necessary so that the Final Prospectus will comply with applicable law; and

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5.3.2. if at any time prior to the Closing Date or any Additional Closing Date, as the case may be:

5.3.2.1 any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading, the Company will immediately notify the Underwriter thereof and forthwith prepare and, subject to Section 5.4 hereof, file with the Commission (to the extent required) and furnish, at its own expense, to the Underwriter and to such dealers as the Underwriter may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading; or

5.3.2.2 it is necessary to amend or supplement the Pricing Disclosure Package to comply with applicable law, the Company will immediately notify the Underwriter thereof and forthwith prepare and, subject to Section 5.4 hereof, file with the Commission (to the extent required) and furnish, at its own expense, to the Underwriter and to such dealers as the Underwriter may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the Pricing Disclosure Package will comply with applicable law.

5.4. Amendments, Supplements and Issuer Free Writing Prospectuses. Before (i) using, authorizing, approving, referring to, distributing or filing any Issuer Free Writing Prospectus, (ii) filing (x) any Rule 462(b) Registration Statement or (y) any amendment or supplement to the Registration Statement or the Final Prospectus, or (iii) distributing any amendment or supplement to the Pricing Disclosure Package or the Final Prospectus, the Company will furnish to the Underwriter and counsel for the Underwriter a copy of the proposed Issuer Free Writing Prospectus, Rule 462(b) Registration Statement or other amendment or supplement for review and will not use, authorize, refer to, distribute or file any such Issuer Free Writing Prospectus or Rule 462(b) Registration Statement, or file or distribute any such proposed amendment or supplement (A) to which the Underwriter objects in a timely manner and (B) which is not in compliance with the Securities Act. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

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5.5. Delivery of Copies. The Company will, upon request of the Underwriter, deliver, without charge, (i) to the Underwriter, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case, including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits and consents) and (B) during the Prospectus Delivery Period, as many copies of the Final Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Underwriter may reasonably request.

5.6. Blue Sky Compliance. The Company will use its best efforts, with the Underwriter’s cooperation, if necessary, to qualify or register (or to obtain exemptions from qualifying or registering) the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and will use its reasonable best efforts, with the Underwriter’s cooperation, if necessary, to continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Units; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

5.7. Earning Statement. The Company will make generally available to its security holders and the Underwriter as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act covering a period of at least 12 months beginning after the “effective date” (as defined in Rule 158 under the Securities Act) of the Registration Statement; provided that the Company will be deemed to have furnished such statement to its security holders and the Underwriter to the extent it is filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

5.8. Stockholder Approval. The Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practicable date after the date hereof, but in no event later than sixty (60) Calendar Days after the Closing Date for the purpose of obtaining Stockholder Approval (as defined below), if required to effect the purpose thereof, with the recommendation of the Board that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval, and officers, directors and stockholders subject to Lock-Up Agreement pursuant to Section 8.9 shall cast their proxies in favor of such proposal. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every sixty (60) days thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the Warrants are no longer outstanding. “Stockholder Approval” has the meaning set forth in the Warrants.

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5.9. Use of Proceeds. The Company shall apply the net proceeds from the sale of the Closing Units and the Option Securities in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus.

5.10. Clear Market.

5.10.1. For a period of ninety (90) days after the Release Date (the “Standstill Period”), the Company will not (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (y) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock or any such other securities, whether any such transaction described in clause (x) or (y) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Underwriter.

5.10.2. The restrictions contained in Section 5.10.1 hereof shall not apply to: (A) the Units, (B) any shares of Common Stock issued under Company Common Stock Incentive Plans or warrants issued by the Company, in each case, described as outstanding in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, (C) any options and other awards granted under a Company Common Stock Incentive Plan as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit any registration statement in connection therewith to be filed publicly or declared effective during the Standstill Period (D) the amendment of a Company Common Stock Incentive Plan as described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus, (E) the filing by the Company of any registration statement on Form S-8 or a successor form thereto relating to a Company Common Stock Incentive Plan described in the Registration Statement, the Pricing Disclosure Package and the Final Prospectus and (F) shares of Common Stock or other securities issued pursuant to acquisitions or strategic transactions (whether by merger, consolidation, purchase of equity, purchase of assets, reorganization or otherwise) approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Standstill Period, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; provided, however, that any such shares of Common Stock or other securities issued or granted pursuant to clauses (B), (C) and (F) during the Standstill Period shall not be saleable in the public market until the expiration of the Standstill Period.

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5.10.3. If the Underwriter, in its sole discretion, agrees to release or waive the restrictions set forth in any Lock-Up Agreement as described in Section 8.9 and provides the Company with notice of the impending release or waiver substantially in the form of Exhibit 5.10.3.1 hereto at least three (3) Business Days before the effective date of the release or waiver, then the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit 5.10.3.2 hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

5.11. No Stabilization or Manipulation. None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Underwriter, as to which no covenant is given) will take, directly or indirectly, any action designed to or that constitutes or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any securities of the Company. The Company acknowledges that the Underwriter may engage in passive market making transactions in the Common Stock on the Exchange in accordance with Regulation M.

5.12. Investment Company Act. The Company shall not invest, or otherwise use the proceeds received by the Company from the sale of the Closing Units or the Option Securities in such a manner as would require the Company or any of its subsidiaries to register as an “investment company” (as defined in the Investment Company Act) under the Investment Company Act.

5.13. Transfer Agent. For the period of two years from the date of this Agreement, the Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

5.14. Reports. For the period of two years from the date of this Agreement, the Company will furnish to the Underwriter, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Common Stock, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided that the Company will be deemed to have furnished such reports and financial statements to the Underwriter to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

5.15. Right of First Refusal. The Company agrees that, if, for the period ending thirty-six (36) months after the commencement of sales in the Offering, the Company or any of its subsidiaries: (a) decides to finance or refinance any indebtedness, the Underwriter (or any affiliate designated by the Underwriter) shall have the right to act as sole book-runner, sole manager, sole placement agent or sole agent with respect to such financing or refinancing; or (b) decides to raise funds by means of a public offering (including at-the-market facility) or a private placement or any other capital raising financing of equity, equity-linked or debt securities, the Underwriter (or any affiliate designated by the Underwriter) shall have the right to act as sole book-running manager, sole underwriter or sole placement agent for such financing. If the Underwriter or one of its affiliates decides to accept any such engagement, the agreement governing such engagement (each, a “Subsequent Transaction Agreement”) will contain, among other things, provisions for customary fees for transactions of similar size and nature, but in no event will the fees be less than those outlined herein, and the provisions of this Agreement, including indemnification, that are appropriate to such a transaction. Notwithstanding the foregoing, the decision to accept the Company’s engagement under this Section 5.15 shall be made by the Underwriter or one of its affiliates, by a written notice to the Company, within ten (10) Calendar Days of the receipt of the Company’s notification of its financing needs, including a detailed term sheet. The Underwriter’s determination of whether in any case to exercise its right of first refusal will be strictly limited to the terms on such term sheet, and any waiver of such right of first refusal shall apply only to such specific terms. If the Underwriter waives its right of first refusal, any deviation from such terms (including without limitation after the launch of a subsequent transaction) shall void the waiver and require the Company to seek a new waiver from the right of first refusal on the terms set forth in this Section 5.15.

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6.	Covenants of the Underwriter. The Underwriter hereby covenants and agrees with the Company as follows:

6.1. Underwriter Free Writing Prospectus. The Underwriter has not used, authorized the use of, referred to or participated in the planning for use of, and will not use, authorize the use of, refer to or participate in the planning for use of, any Free Writing Prospectus (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a Free Writing Prospectus that contains no “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act (“Issuer Information”) that was not included in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed in Schedule 2.5.4 hereto or prepared pursuant to Section 2.5.4 or Section 5.4 hereof (including any electronic road show), or (iii) any Free Writing Prospectus prepared by the Underwriter and approved by the Company in advance in writing.

6.2. Section 8A Proceedings. The Underwriter is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering of the Units and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period.

7.	Payment of Expenses.

7.1. Company Expenses. The Company hereby agrees to pay on the Closing Date all expenses incident to the performance of the obligations of the Company under this Agreement including, but not limited to: (a) all filing fees and expenses relating to the registration of the Units with the Commission; (b) all filing fees and expenses associated with the review of the offering of the Units by FINRA; (c) all fees and expenses relating to the listing of the Shares on the Exchange (to the extent relevant) or on such other stock exchanges as the Company and the Underwriter together determine; (d) all fees, expenses and disbursements relating to the registration or qualification of the Units under the “blue sky” securities laws of such states and other jurisdictions as the Underwriter may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of the Company’s “blue sky” counsel, which will be Underwriter’s counsel) unless such filings are not required in connection with the Company’s proposed Exchange listing; (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Underwriter may reasonably designate; (f) the costs of all mailing and printing of the underwriting documents, the Registration Statement, Pricing Disclosure Package, the Final Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or any Testing-the-Waters Communication and all amendments, supplements and exhibits thereto as the Underwriter may reasonably deem necessary; (g) the costs of preparing, printing and delivering certificates representing the Shares; (h) fees and expenses of the transfer agent for the Shares; (i) transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriter; (j) the fees and expenses of the Company’s accountants; and (k) reasonable legal fees and disbursements for the Underwriter’s counsel. The total amount payable by the Company pursuant to (k) to the Underwriter shall not exceed $200,000. The Underwriter may deduct from the net proceeds of the Offering payable to the Company on the Closing Date the expenses set forth herein to be paid by the Company to the Underwriter. Except as provided for in this Agreement, the Underwriter shall bear the costs and expenses incurred by them in connection with the sale of the Units and the transactions contemplated thereby.

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7.2. Non-accountable Expenses. On the Closing Date, the Company shall pay to the Underwriter, by deduction from the net proceeds of the Offering a non-accountable expense allowance equal to one percent (1.0%) of the gross proceeds received by the Company from the sale of the Closing Units), provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriter pursuant to Section 12 hereof.

7.3. Underwriter Expenses. Except to the extent otherwise provided in this Section 7 or Section 9 hereof, the Underwriter will pay all of its own costs and expenses, including the fees and expenses of their counsel, any stock transfer taxes on resale of any of the Shares held by them, and any advertising expenses connected with any offers they may make.

7.4. Company Reimbursement. The provisions of this Section 7 shall not affect any agreement that the Company may make for the sharing of such costs and expenses.

8.	Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Closing Units as provided herein on the Closing Date or the Option Securities as provided herein on any Additional Closing Date, as the case may be, shall be subject to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

8.1. Registration Compliance; No Stop Order.

8.1.1. The Registration Statement and any post-effective amendment thereto shall have become effective, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall be in effect, and no proceeding for such purpose or pursuant to Section 8A of the Securities Act shall be pending before or threatened by the Commission.

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8.1.2. The Company shall have filed the Final Prospectus and each Issuer Free Writing Prospectus with the Commission in accordance with and within the time periods prescribed by Section 5.1 hereof.

8.1.3. The Company shall have (A) disclosed to the Underwriter all requests by the Commission for additional information relating to the offer and sale of the Units and (B) complied with such requests to the reasonable satisfaction of the Underwriter.

8.2. Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or any Additional Closing Date, as the case may be, and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or any Additional Closing Date, as the case may be.

8.3. Auditor Comfort Letters. On the date of this Agreement and on the Closing Date or any Additional Closing Date, as the case may be, RBSM LLP shall have furnished to the Underwriter, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Registration Statement, the Pricing Disclosure Package and the Final Prospectus; provided that the letter delivered on the Closing Date or any Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two (2) Business Days prior to the Closing Date or such Additional Closing Date, as the case may be.

8.4. No Material Adverse Change. No event or condition of a type described in Section 2.12 hereof shall have occurred or shall exist, which event or condition is not described in each of the Pricing Disclosure Package and the Final Prospectus (in each case, exclusive of any amendment or supplement thereto), the effect of which in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Units on the Closing Date or any Additional Closing Date, as the case may be, in the manner and on the terms contemplated by this Agreement, the Pricing Disclosure Package and the Final Prospectus (in each case, exclusive of any amendment or supplement thereto).

8.5. Opinion and Negative Assurance Letter of Counsel to the Company. U.S. Company Counsel shall each have furnished to the Underwriter, at the request of the Company, its (i) written opinion, addressed to the Underwriter and dated the Closing Date or any Additional Closing Date, as the case may be, and (ii) negative assurance letter, addressed to the Underwriter and dated the Closing Date or any Additional Closing Date, as the case may be, in each case, in a form reasonably satisfactory to the Underwriter.

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8.6. Officer’s Certificate. The Underwriter shall have received as of the Closing Date or any Additional Closing Date, a certificate from the Company’s CFO in form and substance reasonably satisfactory to the Underwriter, containing statements and information confirming that the financial statements and certain financial information contained in the Registration Statement is consistent with the Company’s records and does not contain any material misstatements or omissions and shall have received as of the Closing Date or any Additional Closing Date, as the case may be, a certificate of an executive officer of the Company who has specific knowledge of the Company’s financial matters and is satisfactory to the Underwriter, (i) confirming that such officer has carefully reviewed the Registration Statement, the Pricing Disclosure Package, the Final Prospectus, each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication and, to the knowledge of such officer, the representations set forth in Sections 2.1.2, 2.2, 2.3.1, 2.4.1, 2.5.1, 2.6 and 2.8, hereof are true and correct on and as of the Closing Date or any Additional Closing Date, as the case may be; (ii) to the effect set forth in clause (i) of Section 2.12 and Section 8.1 hereof; and (iii) confirming that all of the other representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date or any Additional Closing Date, as the case may be, and that the Company has complied with all agreements and covenants and satisfied all other conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or any Additional Closing Date, as the case may be.

8.7. No Legal Impediment to Issuance and Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or any Additional Closing Date, as the case may be, prevent the issuance, sale or delivery of the Closing Units or the Option Securities by the Company; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or any Additional Closing Date, as the case may be, prevent the issuance, sale or delivery of the Closing Units or the Option Securities.

8.8. Good Standing. The Underwriter shall have received on and as of the Closing Date and any Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company in its jurisdiction of incorporation, in writing from the appropriate governmental authorities of such jurisdiction.

8.9. Lock-Up Agreements. The Lock-Up Agreements substantially in the form of Exhibit 8.9 hereto executed by the officers, directors and certain stockholders of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Underwriter on or before the date hereof, shall be in full force and effect on the Closing Date or any Additional Closing Date, as the case may be.

8.10. Exchange Listing. On the Closing Date or any Additional Closing Date, as the case may be, the Shares shall have been approved for listing on the Exchange, subject to notice of issuance.

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8.11. Irrevocable Consent. On or before the date hereof, the Company shall have received the irrevocable consents executed by the Company’s officers and directors in the form attached hereto as Exhibit 8.11, which Irrevocable Consents shall not be waived or otherwise released by the Company, whereby such officers and directors agree to seek and vote all equity of the Company held by them in favor of each corporate action contemplated in the definition of Stockholder Approval (as defined in Section 5.8 hereof and in the Common Warrants), whether at a meeting of stockholders, by action taken at a meeting, by consent or otherwise.

8.12. Additional Documents. On or prior to the Closing Date or any Additional Closing Date, as the case may be, the Underwriter and its counsel shall have received such information, certificates and other additional documents from the Company as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Units as contemplated herein or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the covenants, closing conditions or other obligations, contained in this Agreement.

All opinions, letters, certificates and other documents delivered pursuant to this Agreement will be deemed to be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to counsel for the Underwriter.

If any condition specified in this Section 8 is not satisfied when and as required to be satisfied, this Agreement and all obligations of the Underwriter hereunder may be terminated by the Underwriter by notice to the Company at any time on or prior to the Closing Date or any Additional Closing Date, as the case may be, which termination shall be without liability on the part of any party to any other party, except that the Company shall continue to be liable for the payment of expenses under Section 7 and Section 12 hereof and except that the provisions of Section 9 and Section 10 hereof shall at all times be effective and shall survive any such termination.

9.	Indemnification.

9.1. Indemnification of the Underwriter by the Company. The Company agrees to indemnify and hold harmless the Underwriter, its Affiliates, directors, officers, employees and agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, all reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), the Final Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Information, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or any Road Show, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Underwriter Information. The indemnity agreement set forth in this Section 9.1 shall be in addition to any liabilities that the Company may otherwise have.

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9.2. Indemnification of the Company by the Underwriter. The Underwriter agrees to indemnify and hold harmless the Company, its directors, each officer who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, all reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to the same extent as the indemnity set forth in Section 9.1 hereof; provided, however, that the Underwriter shall be liable only to the extent that any untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement (or any amendment or supplement thereto), any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), the Final Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Information, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or any Road Show in reliance upon, and in conformity with, the Underwriter Information relating to the Underwriter. The indemnity agreement set forth in this Section 9 shall be in addition to any liabilities that the Underwriter may otherwise have.

9.3. Notifications and Other Indemnification Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to any of the preceding subsections of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under any of the preceding subsections of this Section 9 except to the extent that it has been materially prejudiced by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under any of the preceding subsections of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonable and documented fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for (i) the Underwriter, its Affiliates, directors, officers, employees and agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be designated in writing by the Underwriter; and (ii) the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be designated in writing by the Company.

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9.4. Settlements. The Indemnifying Person under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, which consent may not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify the Indemnified Person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for any reasonably incurred and documented fees and expenses of counsel as contemplated by this Section 9, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) Calendar Days after receipt by such Indemnifying Person of the aforesaid request, (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request, or shall not have disputed in good faith the Indemnified Person’s entitlement to such reimbursement, prior to the date of such settlement and (iii) such Indemnified Person shall have given the Indemnifying Person at least forty-five (45) Calendar Days’ prior notice of its intention to settle. No Indemnifying Person shall, without the prior written consent of the Indemnified Person effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Indemnified Person is or could have been a party and indemnity was or could have been sought hereunder by such Indemnified Person, unless such settlement, compromise or consent (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from and against all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any Indemnified Person.

10.	Contribution.

10.1. To the extent the indemnification provided for in Section 9 hereof is unavailable to or insufficient to hold harmless an Indemnified Person in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each Indemnifying Person, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the aggregate amount paid or payable by such Indemnified Person, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriter, on the other hand, in each case as set forth in the table on the cover of the Final Prospectus bear to the aggregate initial offering price of the Units. The relative fault of the Company, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriter, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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10.2. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9 hereof, all reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9 hereof for purposes of indemnification.

10.3. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 10 was determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

10.4. Notwithstanding the provisions of this Section 10, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Underwriter in connection with the Units distributed by it exceeds the amount of any damages the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10.5. For purposes of this Section 10, each director, officer, employee and agent of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter, and each director and officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

10.6. The remedies provided for in Section 9 and Section 10 hereof are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

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11.	Termination.

11.1. Prior to the delivery of and payment for the Units on the Closing Date or any Additional Closing Date, as the case may be, this Agreement may be terminated by the Underwriter in the absolute discretion of the Underwriter by notice given to the Company if after the execution and delivery of this Agreement: (i) trading or quotation of any securities issued or guaranteed by the Company shall have been suspended or materially limited on any securities exchange, quotation system or in the over-the-counter market; (ii) trading in securities generally on any of the New York Stock Exchange, the Nasdaq Stock Exchange or the over-the-counter market shall have been suspended or materially limited; (iii) a general banking moratorium on commercial banking activities shall have been declared by federal or New York state authorities; (iv) there shall have occurred a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; (v) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in general economic, financial or political conditions in the United States or internationally, as in the judgment of the Underwriter is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Units on the Closing Date or any Additional Closing Date, as the case may be, in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; or (vi) the Company or any of its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Underwriter may interfere materially with the conduct of the business and operations of the Company and its subsidiaries, considered as one entity, regardless of whether or not such loss shall have been insured.

11.2. Any termination pursuant to this Section 11 shall be without liability on the part of: (x) the Company to the Underwriter, except that the Company shall continue to be liable for the payment of expenses under Section 7; (y) the Underwriter to the Company; or (z) any party hereto to any other party except that the provisions of Section 9, Section 10 and this Section 11 hereof shall at all times be effective and shall survive any such termination.

12.	Reimbursement of the Underwriter’s Expenses. If (a) the Company fails to deliver the Units to the Underwriter for any reason at the Closing Date or any Additional Closing Date, as the case may be, in accordance with this Agreement or (b) the Underwriter declines to purchase the Units for any reason permitted under this Agreement, then the Company agrees to reimburse the Underwriter for all reasonable out-of-pocket costs and expenses (including the reasonable and documented fees and expenses of counsel to the Underwriter) incurred by the Underwriter in connection with this Agreement and the applicable offering contemplated hereby.

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13.	Representations and Indemnities to Survive Delivery. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company and the Underwriter set forth in or made pursuant to this Agreement or made by or on behalf of the Company or the Underwriter pursuant to this Agreement or any certificate delivered pursuant hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company or any of their respective officers or directors or any controlling person, as the case may be, and shall survive delivery of and payment for the Units sold hereunder and any termination of this Agreement.

14.	Notices. All notices, requests, consents, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered by hand (with written confirmation of receipt), (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (iii) on the date sent by facsimile (with confirmation of transmission) or email of a PDF document if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (iv) on the third (3rd) Calendar Day after the date mailed, by certified or registered mail (in each case, return receipt requested, postage pre-paid). Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 14):

If to the Underwriter:	Aegis Capital Corp.
1345 Avenue of the Americas, 27th Floor, New York, NY 10105
	Email:	banking@aegiscap.com
	Attention:	Robert Eide

with a copy to:	Kaufman & Canoles, P.C.
Two James Center, 14th Floor, 1021 E. Cary St., Richmond, VA 23219
	Email:	awbasch@kaufcan.com
jbwilliston@kaufcan.com
	Attention:	Anthony Basch
J. Britton Williston

If to the Company:	Digital Ally, Inc.
14001 Marshall Drive, Lenexa, KS 66215
	Email:	stan.ross@digitalally.com
	Attention:	Stanton Ross

with copy to:	Sullivan & Worcester LLP
1251 Avenue of the Americas
New York, NY 10020
	Email:	jsegilia@sullivanlaw.com
	Attention:	Joseph Segilia

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others in accordance with this Section 14.

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15.	Successors. This Agreement shall inure solely to the benefit of and be binding upon the Underwriter, the Company and the other indemnified parties referred to in Section 9 and Section 10 hereof, and in each case their respective successors. Nothing in this Agreement is intended, or shall be construed, to give any other person or entity any legal or equitable right, benefit, remedy or claim under, or in respect of or by virtue of, this Agreement or any provision contained herein. The term “successors,” as used herein, shall not include any purchaser of the Units from the Underwriter merely by reason of such purchase.

16.	Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17.	Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, whether sounding in contract, tort or statute, shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state (including its statute of limitations), without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York. The Company has irrevocably appointed Stanton Ross, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York, United States of America.

18.	Consent to Jurisdiction. No legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (each, a “Related Proceeding”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts (collectively, the “Specified Courts”) shall have jurisdiction over the adjudication of any Related Proceeding, and the parties to this Agreement hereby irrevocably consent to the exclusive jurisdiction the Specified Courts and personal service of process with respect thereto. The parties to this Agreement hereby irrevocably waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

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19.	Equitable Remedies. Each party to this Agreement acknowledges and agrees that (a) a breach or threatened breach by the Company of any of its obligations under Section 5.10 or Section 5.15 would give rise to irreparable harm to the Underwriter for which monetary damages would not be an adequate remedy and (b) if a breach or a threatened breach by the Company of any such obligations occurs, the Underwriter will, in addition to any and all other rights and remedies that may be available to such party at law, at equity, or otherwise in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance of the terms of Section 5.10 or Section 5.15 and any other relief that may be available from a court of competent jurisdiction, without any requirement to (i) post a bond or other security, or (ii) prove actual damages or that monetary damages will not afford an adequate remedy. Each party to this Agreement agrees that such party shall not oppose or otherwise challenge the existence of irreparable harm, the appropriateness of equitable relief or the entry by a court of competent jurisdiction of an order granting equitable relief, in either case, consistent with the terms of this Section 19.

20.	Waiver of Jury Trial. The parties to this Agreement hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Related Proceeding.

21.	No Fiduciary Relationship. The Company acknowledges and agrees that: (i) the purchase and sale of the Units pursuant to this Agreement, including the determination of the offering price of the Units and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriter, on the other hand; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its Affiliates, stockholders, members, partners, creditors or employees or any other party; (iii) the Underwriter has not assumed and will not assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement; (iv) the Underwriter and its respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and the Underwriter has no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Underwriter has not provided any legal, accounting, regulatory or tax advice in any jurisdiction with respect to the offering contemplated hereby, and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate. The Company waives and releases, to the full extent permitted by applicable law, any claims it may have against the Underwriter arising from an alleged breach of fiduciary duty in connection with the offering of the Units or any matters leading up to the offering of the Units.

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22.	Compliance with the USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify their respective clients.

23.	Entire Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Units, represents the entire agreement among the Company and the Underwriter with respect to the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Prospectus, each Preliminary Prospectus, each Issuer Free Writing Prospectus, each Testing-the-Waters Communication and each Road Show, the purchase and sale of the Units and the conduct of the offering contemplated hereby.

24.	Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by all the parties hereto. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after the waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise of any other right, remedy, power or privilege.

25.	Section Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

26.	Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

27.	Recognition of the U.S. Special Resolution Regimes.

27.1. In the event that the Underwriter is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime (as defined below) if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

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27.2. In the event that the Underwriter is a Covered Entity or a BHC Act Affiliate (as defined below) of the Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against the Underwriter is permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

27.3. As used in this section:

27.3.1. “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

27.3.2. “Covered Entity” means any of the following:

27.3.2.1 a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

27.3.2.2 a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

27.3.2.3 a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

27.3.3. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

27.3.4. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[DGLY Underwriting Agreement Signature Page Follows]

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[DGLY Underwriting Agreement Signature Page]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, DIGITAL ALLY, INC.

By:
Name:	Stanton Ross
Title:	Chief Executive Officer

Confirmed and accepted as of the date first above written:

AEGIS CAPITAL CORP.

By:
Name:	Robert Eide
Title:	Chief Executive Officer

SCHEDULE 1.15

Pricing Disclosure Package

Number of Closing Units:	100,000,000
● Number of Units containing Firm Shares (“Common Units”)	7,850,000
● Number of Units containing Pre-funded Warrants (“Pre-funded Units”)	92,150,000
Number of Option Shares:	15,000,000
Number of Option Series A Common Warrants:	15,000,000
Number of Option Series B Common Warrants:	15,000,000
Public Offering Price per Common Unit:	$0.15
Public Offering Price per Pre-funded Unit:	$0.149
Exercise Price per Pre-Funded Warrant:	$0.001
Exercise Price per Series A Common Warrant:	$0.1875
Exercise Price per Series B Common Warrant:	$0.3000
Underwriting Discount per Common Unit and per Pre-funded Unit:	$0.0105
Non-accountable expense allowance per Common Unit and per Pre-funded Unit:	$0.0015
Purchase Price per Option Share:	$0.13798
Purchase Price per Series A or B Option Common Warrant:	$0.00001

SCHEDULE 2.5.4

Free Writing Prospectuses

SCHEDULE 2.43

Significant Subsidiaries

Subsidiary Legal Name	Status	State of Organization	Type of Organization	Entity Organizational ID #

Digital Ally International, Inc.	Subsidiary-100% owned	Nevada	Corporation	NV20091423731
Shield Products, LLC	Subsidiary-100% owned	Kansas	Limited Liability Company	9656117
Digital Ally Healthcare, Inc.	Subsidiary-100% owned	Nevada	Corporation	NV20212106205
Nobility Healthcare, LLC.	Subsidiary-51% owned	Kansas	Limited Liability Company	9920075
TicketSmarter, Inc.	Subsidiary-100% owned	Nevada	Corporation	NV20211727915
TicketSmarter, LLC	Subsidiary-100% owned	Kansas	Limited Liability Company	9430463
Goody Tickets, LLC	Subsidiary-100% owned	Kansas	Limited Liability Company	6503932
Worldwide Reinsurance, Ltd.	Subsidiary-100% owned	Bermuda	Private Limited Company	47713
Digital Connect, Inc.	Subsidiary-100% owned	Nevada	Corporation	NV20222319342
BirdVu Jets, Inc.	Subsidiary-100% owned	Nevada	Corporation	NV20222550723
Kustom 440, Inc.	Subsidiary-100% owned	Nevada	Corporation	NV20222550723
Kustom Entertainment, Inc.	Subsidiary-100% owned	Nevada	Corporation	NV20222805846

SCHEDULE 4.1.2

Closing Securities

Underwriter	Number of Closing Units to Be Purchased	Number of Option Securities to Be Purchased if the Maximum Over-Allotment Option Is Exercised

Aegis Capital Corp.	100,000,000	Number of Option Shares:	15,000,000
		Number of Option Series A Warrants:	15,000,000
		Number of Option Series B Warrants:	15,000,000

EXHIBIT 5.10.3.1

Form of Lock-Up Waiver

[●], 202[●]

[Waiver Recipient Name and Address]

Re: Lock-Up Agreement Waiver

Ladies and Gentlemen:

[Pursuant to Section 8.9 of the Underwriting Agreement, dated February 13, 2025 (the “Underwriting Agreement”), among Digital Ally, Inc., a Nevada corporation (the “Company”), and Aegis Capital Corp. (the “Underwriter”), and the Lock-Up Agreement, dated [●], 2025 (the “Lock-Up Agreement”), between you and the Underwriter relating to the Company’s shares of Common Stock, $0.001 par value per share (the “Share”), the Underwriter hereby gives its consent to allow you to sell up to [●] Share [solely from and including [DATE] to and including [DATE]].]

[Pursuant to Section 5.10 of the Underwriting Agreement, the Underwriter hereby gives its consent to allow the Company to issue and sell up to [●] Shares pursuant to an offering of the Shares to commence prior to the expiration of the Lock-Up Period as defined in the Underwriting Agreement[, provided that such offering closes on or prior to [●]].]

AEGIS CAPITAL CORP.

By:
Name:	Robert Eide
Title:	Chief Executive Officer

EXHIBIT 5.10.3.2

Form of Lock-Up Waiver Press Release

Digital Ally, Inc.

[Date]

Digital Ally, Inc., a Nevada corporation (the “Company”) announced today that Aegis Capital Corp., acting as the Underwriter in the Company’s recent public offering of the Company’s Units consisting of one (1) share of Common Stock; one (1) Series A warrant to purchase one (1) share of Common Stock at a per-Share exercise price of $[●] (representing 125.0% of the per Closing Common Unit offering price and one (1) Series B warrant to purchase one (1) share of Common Stock at a per-Share exercise price of $[●] (representing 200.0% of the per Closing Common Unit offering price), is [waiving] [releasing] a lock-up restriction with respect to the Company’s shares of Common Stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [Date], and the Shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.

EXHIBIT 8.9

Form of Lock-Up Agreement

EXHIBIT 8.11

Form of Irrevocable Consent